WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED AUGUST 31, 2012

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED MAY 1, 2012, OF

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012 and August 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and August 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective September 1, 2012, the sections of the fund’s Summary Prospectus and the fund’s Prospectus titled “Management – Portfolio managers” are deleted and replaced with the following text:

Portfolio managers: Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Ian R. Edmonds, Keith J. Gardner, Andrew J. Belshaw, Gordon S. Brown and Christopher Orndorff. Messrs. Walsh, Leech, Buchanan, Edmonds, and Gardner have been portfolio managers for the fund since it commenced operations in 2011. Messrs. Belshaw, Brown and Orndorff have been portfolio managers for the fund since September 2012. These portfolio managers work together with a broader investment management team.

Effective September 1, 2012, the section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is deleted and replaced with the following text:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Ian R. Edmonds, Keith J. Gardner, Andrew J. Belshaw, Gordon S. Brown and Christopher Orndorff . Messrs. Walsh, Leech, Buchanan, Edmonds, and Gardner have been portfolio managers for the fund since it commenced operations in 2011. Messrs. Belshaw, Brown and Orndorff have been portfolio managers for the fund since September 2012. Messrs. Walsh, Leech, Buchanan, Edmonds and Gardner have been employed by Western Asset as portfolio managers for at least the past five years. Mr. Belshaw has been employed by Western Asset in the capacity of portfolio manager since 2009 and was Managing Director, Head of Investment Management at BlackRock Investment Management from 2004-2009. Mr. Orndorff has been employed by Western Asset in the capacity of portfolio manager since 2010. Prior to joining Western Asset, Mr. Orndorff was Managing Principal and Executive Committee Member at Payden & Rygel for over 19 years. Mr. Brown has been employed by Western Asset in the capacity of portfolio manager since 2011 and was Senior Investment Manager, Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001-2011.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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